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                      MORTGAGE PLUS EQUITY AND LOAN CORP.

                             1995 STOCK OPTION PLAN


  1.  Plan; Purpose; General.  The purpose of this Stock Option Plan (the
      ----------------------
"Plan") is to advance the interests of MORTGAGE PLUS EQUITY AND LOAN CORP. and any present and future subsidiaries (as defined below) of MORTGAGE PLUS EQUITY AND LOAN CORP. (hereinafter inclusively referred to as the "Company") by enhancing the ability of the Company to attract and retain selected employees, consultants, advisors and directors (collectively the "Participants") by creating for such Participants incentives and rewards for their contributions to the success of the Company, and by encouraging such Participants to become owners of shares of the Company's Common Stock, par value $.001 per share, as the title or par value may be amended (the "Shares").

  2.  Effective Date of Plan.  The Plan will become effective upon approval by
      ----------------------
the Board of Directors of the Company (the "Board"), and shall be subject to the approval by the shareholders of the Company as provided under the Securities Act of 1933, as amended (the "Act").

  3.  Administration of the Plan.
      --------------------------
      (a) The Plan will be administered by the Board, subject to Paragraph 3(b). The Board will have authority, not inconsistent with the express provisions of the Plan, to take all action necessary or appropriate thereunder, to interpret its provisions, and to decide all questions and resolve all disputes which may arise in connection therewith. Such determinations of the Board shall be conclusive and shall bind all parties.

      (b) The Board may, in its discretion, delegate its powers with respect to the Plan to an employee benefit plan committee or any other committee (the "Committee"), in which event all references to "the Board" hereunder, including without limitation the references in Section 9, but
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excluding the references in Section 2, shall be deemed to refer to the
Committee. The Committee shall consist of not fewer than two (2) members of the Board; provided, however, that if, at any time the awards under the Plan are granted, the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each of the members of the Committee must be a "non-employee director" as that term is defined in Rule 16b-3 as promulgated and amended from time to time by the Securities and Exchange Commission under the Exchange Act, or any successor thereto ("Rule 16b-3"). In addition, at any time the Company is subject to Section 162(m) of the Code, each member of the Committee shall be an "outside director" within the meaning of such Section. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee (including determinations of eligibility, the number of Options granted to a Participant and the exercise price of Options) shall be made by the majority of its members present at a meeting. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by all of the Committee members.

  4.  Eligibility.  The Participants in the Plan shall be all employees,
      -----------
consultants, advisors and directors of the Company who are selected by the Board whether or not they are also officers of the Company.

  5.  Grant of Options.
      ----------------
      (a) The Board shall grant Options to Participants that it, in its sole discretion, selects. Options shall be granted in accordance with the terms and conditions set forth in Section 6 hereof and on such other terms and conditions as the Board shall determine. Such terms and conditions may include a requirement that a Participant sell to the Company any Shares acquired upon exercise of Options upon the Participant's termination of employment upon such terms and

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conditions as the Board may determine. Incentive Options shall be granted on terms that comply with the Code and Regulations thereunder.

      (b) Options granted pursuant to the Plan (the "Options") may be (i) incentive stock options ("Incentive Options") that are intended to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), or, (ii) options that are not intended to so qualify, or, (iii) both. The proceeds received from the sale of Shares pursuant to the Plan shall be used for general corporate purposes.

      (c) No Options shall be granted after December 31, 2007 but Options previously granted may be exercised after that date until the expiration of the Option.

  6.  Terms and Conditions of Options
      -------------------------------
      (a)  Exercise Price.  The purchase price per share for Shares issuable
           --------------
upon exercise of Options shall be a minimum of one hundred (100%) percent of fair market value on the date of grant as determined by the Board. For this purpose, "fair market value" will be determined as set forth in Section 8 hereof. Notwithstanding the foregoing, if any person to whom an Option is to be granted owns in excess of ten (10%) percent of the combined voting power of all classes of outstanding capital stock of the Company (a "Principal Shareholder"), then no Option may be granted to such person for less than one hundred ten (110%) percent of the fair market value on the date of grant as determined by the Board.

      (b)  Period of Options.  The expiration of each Option shall be fixed by
           -----------------
the Board, in its discretion, at the time such Option is granted. No Option shall be exercisable after the expiration of five (5) years from the date of its grant and each Option shall be subject to earlier termination as expressly provided in this Section 6 hereof or as determined by the Board, in its discretion, on the date such Option is granted.

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      (c)  Payment for Delivery of Shares.  Shares which are subject to Options
           ------------------------------
shall be issued only upon receipt by the Company of full payment of the purchase price for the Shares as to which the Option is exercised. Payment for Shares may be made (as determined by the Board at the time the Option is granted) (i) in cash; (ii) by certified or bank check payable to the order of the Company in the amount of the purchase price; (iii) by delivery of Shares owned by the Participant having a fair market value equal to the purchase price; or (iv) by any combination of the methods of payment described in (i) through (iii) above, as determined by the Board at the time the Option is granted.

      In addition, any grant of a nonqualified Option may provide that payment of the purchase price for the Option may also be made in whole or in part in the form of Shares that are subject to risk of forfeiture or restrictions of transfer. Unless otherwise determined by the Board on or after the date of grant, whenever any purchase price for an Option is paid in whole or in part by means of any of the forms of consideration specified in this Section 6(c), the Shares received by the Participant upon the exercise of the nonqualified Option shall be subject to the same risk of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Participant; provided, however, that such risks of forfeiture and restrictions on transfer
--------  -------
shall apply only to the same number of Shares received by the Participant as applied to the forfeitable or restricted Shares surrendered by the Participant.

      Any grant may, if there is then a public market for the Shares, provide for deferred payment of the purchase price for the Option from the proceeds of sale through a broker of some or all of the Shares to which the exercise relates.

      The Company shall not be obligated to deliver any Shares unless and until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been

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complied with and until all other legal matters in connection with the issuance and delivery of Shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, the Company may require from the person exercising an Option such investment representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Act and applicable state securities laws.

      (d)  Legend on Certificates.  The stock certificates representing the
           ----------------------
Shares shall carry such appropriate legends, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Act or any state securities laws.

      (e)  Rights as Shareholder.  A Participant or a transferee of an Option
           ---------------------
shall have no rights as a Shareholder with respect to any Shares covered by the Option until the date of the issuance of a stock certificate to him for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 7 hereof. Each grant of Options shall be evidenced by an agreement, which shall be executed on behalf of the Company and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with the Plan.

      (f)  Vesting.  Options granted shall vest in the Participant and become
           -------
immediately exercisable by the Participant on the fourth (4th) anniversary of the date of grant or such earlier date as the Board of Directors, at its sole discretion, may determine, provided, however, for every option granted
                           --------  -------
for more than 50,000 Shares, no more than one-third (1/3) of such shares shall become vested and exercisable earlier than twelve (12) months following the date

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of the grant, and no more than a total of two-thirds (2/3) of such Shares shall become vested and exercisable earlier than thirty (30) months following the date of the grant.

      (g)  Non-Transferability of Options.  Except as provided in Sections
           ------------------------------
6(h)(ii) and (iii), Options granted under this Plan may not be exercised during a Participant's lifetime except by the Participant, other than by will or the laws of descent and distribution. Options may not be sold, assigned or otherwise transferred or disposed of in any manner whatsoever except as provided in
Section 6(h) hereof. Notwithstanding the foregoing, the Board, in its sole discretion, may provide for the transferability of particular awards under this Plan so long as such provisions would not disqualify the exemption for other awards under Rule 16b-3, if then applicable to awards under the Plan. Moreover, any grand made under this Plan may provide that all or any part of the Shares issued or transferred by the Company upon exercise of Options shall be subject to further restrictions on transfer.

      (h)  Termination of Relationship.  Except as otherwise provided in an
           ---------------------------
Option or other agreement between the Company and a Participant, upon the termination of a Participant's status as an employee, consultant, advisor or director, for any reason other than as set forth in subsections (ii) and (iii) below, at a time when the Shares are then Publicly Traded (as defined below), then the following provisions shall apply:

      (i) Such Participant may exercise Options to the extent exercisable on the date of termination not later than three (3) months (or such shorter time as may be specified in the grant), after the date of such termination. To the extent that the Participant was not entitled to exercise the Option at the date of such termination, or does not exercise such Option within the time specified herein, such Option shall expire and terminate. Notwithstanding anything else herein, if the employment or other relationship of any Participant shall be terminated voluntarily by the

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Participant and without the consent of the Company, or for "Cause" (as hereinafter defined), then any Option granted to such Participant (whether or not then vested in the Participant) to the extent not previously exercised shall expire immediately on the date of termination. For purposes of the Plan, "Cause" shall mean "Cause" as defined in any employment agreement between any employee Participant and the Company ("Employment Agreement"), and in the absence of an Employment Agreement or in the absence of a definition of "Cause" in such Employment Agreement, "Cause" shall mean: (i) any continued failure by the employee Participant to obey the reasonable instructions of the president or any member of the Board; (ii) continued neglect by the Participant of his duties and obligations as an employee of the Company or a failure to perform such duties and obligations to the reasonable satisfaction of the president or the Board;
(iii) willful misconduct of the Participant or other actions in bad faith by the Participant which are to the detriment of the Company, including, without limitation, commission of a felony, embezzlement or misappropriation of funds or of confidential information or commission of any act of fraud; or (iv) a breach of any material provision of any Employment Agreement not cured within ten (10) days after written notice thereof.

                (ii) Notwithstanding the provisions of subsection (i) above, in the event of termination of a Participant's status as an employee as a result of "permanent disability" (as such term is defined in any contract of employment between the Company and the Participant or, if not defined, then such term shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of twelve (12) months), the Participant (or, in the case of the Participant's legal incapacity, such Participant's guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state

                                       7
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law and court supervision) may exercise the Option, but only to the extent such Option was exercisable on the date the Participant ceased working as the result of the permanent disability. Such exercise must occur within six (6) months (or such shorter time as is specified in the grant) from the date on which the Participant ceased working as a result of the permanent disability. To the extent that the Participant was not entitled to exercise such Option on the date the Participant ceased working, or does not exercise such Option within the time specified herein, such Option shall terminate.

                (iii) Notwithstanding the provisions of subsection (i) above, in the event of the death of a Participant, the Option may be exercised, at any time within six (6) months following the date of death (or such shorter time as may be specified in the grant), by the Participant's estate or by a person who acquired the right to exercise the Option by will or the applicable laws of descent and distribution, but only to the extent such Option was exercisable on the date of the Participant's death. To the extent that the Participant was not entitled to exercise such Option on the date of death, or the Option is not exercised within the time specified herein, such Option shall terminate.

                (iv) Notwithstanding subsections (i), (ii), and (iii) above, the Board shall have the authority to extend the expiration date of any outstanding Option in circumstances in which it deems such action to be appropriate (provided that no such extension shall extend the term of an Option beyond the date on which the Option would have expired if no termination of the Participant's relationship's with the Company had occurred).

      (h)  Financial Assistance.  The Company is vested with authority under
           --------------------
this Plan to assist any employee to whom an Option is granted hereunder (including, to the extent permitted by law, any director or officer of the Company who is also an employee of the Company) in the

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payment of the purchase price payable on exercise of that Option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board.

      (i)  Withholding Taxes.  To the extent required by applicable federal,
           -----------------
state, local or foreign law, a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of an Option exercise or any sale of Shares. The Company shall not be required to issue Shares until such obligations are satisfied. The Board may permit these obligations to be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued to the Participant upon exercise of the Option, or to the extent permitted, by tendering Shares previously acquired.

  7.  Shares Subject to Plan.
      ----------------------
      (a)  Number of Shares and Stock to be Delivered.  Shares delivered
           ------------------------------------------
pursuant to this Plan shall in the discretion of the Board be authorized but unissued Shares or previously issued Shares acquired by the Company. The unexercised portion of any expired, terminated or cancelled Option shall again be available for the grant of Options under the Plan. Subject to adjustment as described below, the aggregate number of Shares which may be delivered under this Plan shall not exceed seven hundred thousand (700,000) Shares.

      (b)  Changes in Stock.  In the event of a stock dividend, stock split,
           ----------------
combination of Shares, recapitalization or similar change in the capital structure of the Company, merger in which the Company is the surviving Company, consolidation, spin-off, split up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having any effect similar to any of the foregoing, the number and kind of Shares of stock or securities of the Company to be subject to

                                       9
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the Plan and to Options then outstanding or to be granted thereunder, the maximum number of Shares or securities which may be delivered under the Plan, the Option price and other relevant provisions may be appropriately adjusted by the Board, whose determination shall be binding on all persons. In the event of a consolidation, merger or tender offer in which the Company is not the surviving Company or which results in the acquisition of substantially all the Company's outstanding stock by a single person or entity, or in the event of the sale or transfer of substantially all the Company's assets, all outstanding Options, whether or not then exercisable, shall immediately become exercisable. In such event, the Board shall notify the Participants that all outstanding Options shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

      The Board may also adjust the number of Shares subject to outstanding Options, the exercise price of outstanding Options and the terms of outstanding Options to take into consideration material changes in accounting practices or principles, consolidations or mergers (except those described in the immediately preceding paragraph), acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan.

  8.  Certain Definitions.
      -------------------
      Certain terms used in the Plan have been defined above. In addition, as used in the Plan, the following terms shall have the following meanings:

      (a) A "subsidiary" is any company (i) in which the Company owns, directly or indirectly, stock possessing fifty (50%) percent or more of the total combined voting power of all classes of stock or (ii) over which the Company has effective operating control.


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      (b) The "fair market value" of the Shares shall mean:

                (i) If the Shares are then Publicly Traded: The closing price of the Shares as of the day in question (or, if such day is not a trading day in the principal securities market or markets for such Shares, on the nearest preceding trading day), as reported with respect to the market (or the composite of markets, if more than one) in which Shares are then traded, or, if no such closing prices are reported, on the basis of the mean between the high bid and low asked prices that day on the principal market or quotation system on which Shares are then quoted, or, if not so quoted, as furnished by a professional securities dealer making a market in such Shares selected by the Board; or

                (ii) If the Shares are then not Publicly Traded: The price at which one could reasonably expect such Shares to be sold in an arm's length transaction, for cash, other than on an installment basis, to a person not employed by, controlled by, in control of or under common control with the issuer of such Shares. Such fair market value shall be that which has concurrently or most recently been determined for this purpose by the Board, or at the discretion of the Board by an independent appraiser or appraisers selected by the Board, in either case giving due consideration to recent transactions involving Shares, if any, the issuer's net worth, prospective earning power and dividend-paying capacity, the goodwill of the issuer's business, the issuer's industry position and its management, that industry's economic outlook, the value of securities of issuers whose Shares are Publicly Traded and which are engaged in similar businesses, the effect of transfer restrictions to which such Shares may be subject under law and under the applicable terms of any contract governing such Shares, the absence of a public market for such Shares and other matters as the Board or its appraiser or appraisers deem pertinent. The determination by the Board or its appraiser or appraisers of the fair market value shall, if not unreasonable, be conclusive and binding

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notwithstanding the possibility that other persons might make a different, and also reasonable, determination. If the fair market value to be used was thus fixed more than twelve (12) months prior to the day as of which fair market value is being determined, it shall in any event be no less than the book value of the Shares being valued at the end of the most recent period for which financial statements of the Company are available; or

                (iii) Shares are "Publicly Traded" if stock of that class is listed or admitted to unlisted trading privileges on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. ("NASD") or if sales or bid and offer quotations are reported for that class of stock in the automated quotation system ("NASDAQ") operated by the NASD.

  9.  Indemnification of Board.  In addition to and without affecting such other
      ------------------------
rights of indemnification as they may have as members of the Board or otherwise, each member of the Board shall be indemnified by the Company to the extent legally possible against expenses, including reasonable attorney's fees, actually and reasonably incurred in connection with any appeal therein, to which he may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Option granted thereunder, and against all judgments, fines and amounts paid by him in settlement thereof; provided that such payment of amounts so indemnified is first approved by a majority of the members of the Board who are not parties to such action, suit or proceedings, or by independent legal counsel selected by the Company, in either case on the basis of a determination that such member acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; and except that no indemnification shall be made in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member is liable for a breach of the duty of loyalty, bad faith or intentional misconduct

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in his duties; and provided further, that the Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend same.

  10.  Amendments.  The Board may at any time discontinue granting Options under
       ----------
the Plan. The Board may at any time or times amend the Plan or amend any outstanding Option or Options for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law, provided that (except to the extent explicitly required or permitted hereinabove) no such amendment will, without the approval of the shareholders of the Company: (a) increase the maximum number of Shares available under the Plan; (b) reduce the Option price of outstanding Options or reduce the price at which Options may be granted; (c) extend the time within which Options may be granted, however, this period shall not exceed the term provided in Section 5(c) hereof; (d) amend the provisions of this Section 10 of the Plan; (e) adversely affect the rights of any Participant (without his consent) under any Options theretofore granted; (f) cause any award under the Plan to cease to qualify for any applicable exceptions to Section 162(m) of the Code, or (g) be effective if shareholder approval is required by applicable statute, rule or regulation.

  11.  Miscellaneous Provisions.
       ------------------------
       (a)  Rule 16b-3.  With respect to Participants subject to Section 16 of
            ----------
the Exchange Act, transactions under this Plan are intended to comply with all applicable provisions of Rule 16b-3. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

                                       13
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      (b)  Underscored References.  The underscored references contained in the
           ----------------------
Plan and in any Option agreement are included only for convenience, and they shall not be construed as a part of the Plan or Option agreement or in any respect affecting or modifying its provisions.

      (c)  Number and Gender.  The masculine, feminine and neuter, wherever
           -----------------
used in the Plan or in any Option agreement, shall refer to either the masculine, feminine or neuter and, unless the context otherwise requires, the singular shall include the plural and the plural the singular.

      (d)  Governing Law.  The place of administration of the Plan and each
           -------------
Option agreement shall be in the State of New York. The corporate law of the Company's state of incorporation shall govern issues related to the validity and issuance of Shares. Otherwise, this Plan and each Agreement shall be construed and administered in accordance with the laws of the State of New York, without giving effect to principles relating to conflict of laws.

      (e)  No Employment Contract.  Neither the adoption of the Plan nor any
           ----------------------
benefit granted hereunder shall confer upon any Participant any right to continued employment or other service with the Company, nor shall the Plan or any benefit interfere in any way with the right of the Company to terminate any Participant's employment or other service at any time.

                      MORTGAGE PLUS EQUITY AND LOAN CORP.

                      AMENDMENT TO 1995 STOCK OPTION PLAN

     By virtue of the merger between MORTGAGE PLUS EQUITY AND LOAN CORP. ("Mortgage Plus") and COMPUTER TRANSCEIVER SYSTEMS, INC. ("CTSI"), filed with the Secretary of State of the State of New York on March 5, 1998 (the "Merger"), and CTSI's subsequent change of name to MPEL HOLDINGS CORP. ("MPEL"), the 1995 Stock Option Plan (the "Plan") has been adopted by MPEL, shall remain in full force and effect, and shall continue to be referred to as the "1995 Plan".

     The Plan is hereby amended to reflect the change in par value of the shares of common stock from $.001 per share of Mortgage Plus to $.01 per share of MPEL.


                                         FOR THE BOARD OF DIRECTORS
                                         OF MPEL HOLDINGS CORP.


                                         BY: /s/ Steven M. Latessa
                                             ------------------------------
                                             Steven M. Latessa, Chairman of
                                             the Board of Directors

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